Exhibit 99.1
FOR IMMEDIATE RELEASE

Contacts:	Satya Kumar	Mark Plungy
	Investor Relations	Media Relations
	satyakumar@micron.com	mplungy@micron.com
	(408) 450-6199	(408) 203-2910

MICRON TECHNOLOGY, INC. REPORTS RECORD FISCAL
FOURTH-QUARTER AND FULL-YEAR 2026 RESULTS

AI-driven demand and strong operational execution position Micron for a record fiscal 2027

BOISE, Idaho, September 30, 2026 – Micron Technology, Inc. (Nasdaq: MU) today announced results for its fourth quarter and full year of fiscal 2026, which ended September 3, 2026.

Fiscal Q4 2026 Highlights
•Revenue of $54.23 billion versus $41.46 billion for the prior quarter and $11.32 billion for the same period last year
•GAAP net income of $37.70 billion, or $32.87 per diluted share
•Non-GAAP net income of $38.40 billion, or $33.42 per diluted share
•Operating cash flow of $43.97 billion versus $25.39 billion for the prior quarter and $5.73 billion for the same period last year
Fiscal 2026 Highlights
•Revenue of $133.19 billion versus $37.38 billion for the prior year
•GAAP net income of $84.97 billion, or $74.33 per diluted share
•Non-GAAP net income of $86.76 billion, or $75.52 per diluted share
•Operating cash flow of $89.68 billion versus $17.53 billion for the prior year

“Micron delivered record fiscal 2026 results, and we expect an even stronger fiscal 2027,” said Sanjay Mehrotra, Chairman and CEO of Micron Technology. “AI is becoming Super Intelligence (SI), and memory enhances this intelligence and the competitiveness of our customers’ platforms. We are increasing our investments in technology, products and manufacturing to help drive SI forward with our customers, and our Strategic Customer Agreements provide added confidence in the durability of Micron’s financial performance.”

Quarterly Financial Results
(in millions, except per share amounts)	GAAP(1)			Non-GAAP(2)
	FQ4-26	FQ3-26	FQ4-25	FQ4-26	FQ3-26	FQ4-25

Revenue	$54,229	$41,456	$11,315	$54,229	$41,456	$11,315
Gross margin	47,047	35,056	5,054	47,204	35,199	5,169
Percent of revenue	86.8%	84.6%	44.7%	87.0%	84.9%	45.7%
Operating expenses	3,296	1,738	1,400	2,568	1,518	1,214
Operating income	43,751	33,318	3,654	44,636	33,681	3,955
Percent of revenue	80.7%	80.4%	32.3%	82.3%	81.2%	35.0%
Net income	37,701	28,243	3,201	38,398	28,857	3,469
Diluted earnings per share	32.87	24.67	2.83	33.42	25.11	3.03

Annual Financial Results
(in millions, except per share amounts)	GAAP(1)		Non-GAAP(2)
	FY-26	FY-25	FY-26	FY-25

Revenue	$133,188	$37,378	$133,188	$37,378
Gross margin	107,504	14,873	108,032	15,286
Percent of revenue	80.7%	39.8%	81.1%	40.9%
Operating expenses	8,164	5,103	6,841	4,440
Operating income	99,340	9,770	101,191	10,846
Percent of revenue	74.6%	26.1%	76.0%	29.0%
Net income	84,969	8,539	86,758	9,470
Diluted earnings per share	74.33	7.59	75.52	8.29

Investments in capital expenditures, net(2) were $10.77 billion for the fourth quarter of 2026 and $27.37 billion for the full year of 2026. Adjusted free cash flow(2) was $33.20 billion for the fourth quarter of 2026 and $62.31 billion for the full year of 2026. Micron ended the year with cash, marketable investments, and restricted cash of $73.48 billion. On September 30, 2026, Micron’s Board of Directors declared a quarterly dividend of $0.15 per share, payable in cash on October 29, 2026, to shareholders of record as of the close of business on October 14, 2026.

Quarterly Business Unit Financial Results
	FQ4-26	FQ3-26	FQ4-25

Cloud Memory Business Unit
Revenue	$16,283	$13,769	$4,543
Gross margin	83%	83%	59%
Operating margin	76%	78%	48%

Core Data Center Business Unit
Revenue	$18,002	$11,524	$1,577
Gross margin	90%	87%	41%
Operating margin	85%	83%	25%

Mobile and Client Business Unit
Revenue	$13,114	$11,521	$3,760
Gross margin	90%	87%	36%
Operating margin	88%	86%	29%

Automotive and Embedded Business Unit
Revenue	$6,824	$4,634	$1,434
Gross margin	84%	79%	31%
Operating margin	79%	75%	20%

Business Outlook

The following table presents Micron’s guidance for the first quarter of 2027:

FQ1-27	GAAP(1) Outlook	Non-GAAP(2) Outlook

Revenue	$61.5 billion ± $1.5 billion	$61.5 billion ± $1.5 billion
Gross margin	Approximately 85.95%	Approximately 86.25%
Operating expenses	Approximately $2.31 billion	Approximately $2.06 billion
Diluted earnings per share	$37.84 ± $1.00	$38.15 ± $1.00

Further information regarding Micron’s business outlook is included in the prepared remarks and slides, which have been posted at investors.micron.com.

Product Highlights

•We began sampling the industry's first 512GB ultra dense high-capacity DDR5 RDIMM modules capable of speeds up to 9,200 MT/s.
•We have completed multiple customer qualifications of our 1-gamma based, 8,800 MT/s high-speed server RDIMM modules.
•Our industry leading server LPDDR SOCAMM portfolio revenue more than doubled sequentially in the fourth quarter of 2026.
•Our 7600 PCIe Gen 5 and 9650 PCIe Gen 6 SSD high-performance products are now shipping to market-leading customers for KV-cache applications.
•Our 6600 ION SSD achieved a strong volume ramp in the fourth quarter of 2026.
•We are now shipping 6-channel 1-gamma LPDDR5X for flagship mobile devices.
•We have secured design wins with every Tier 1 OEM customer for AI workstation product.
•Our 4600 SSD secured additional qualifications with leading PC OEMs.
•We began sampling 1-gamma based LPDDR6 products to multiple physical AI markets.

Investor Webcast

Micron will host a conference call on Wednesday, September 30, 2026 at 2:30 p.m. Mountain Time to discuss its fourth-quarter and full-year financial results and provide forward-looking guidance for its first quarter. A live webcast of the call will be available online at investors.micron.com. A webcast replay will be available for one year after the call.

We encourage you to visit our website at micron.com throughout the quarter for the most current information on the company, including information on financial conferences that we may be attending. You can also follow us on LinkedIn, X (@MicronTech) and YouTube (@MicronTechnology).

About Micron Technology, Inc.

Micron Technology, Inc. is a global leader in semiconductor memory and storage, powering AI and compute-intensive applications from cloud to edge. With a relentless focus on our customers, technology and product leadership, and manufacturing and operational excellence, Micron’s comprehensive portfolio of high-performance DRAM, NAND and NOR solutions deliver the speed, efficiency, and scale today’s workloads demand, accelerating intelligence to enrich life for all. To learn more about Micron Technology, Inc. (Nasdaq: MU), visit micron.com.

© 2026 Micron Technology, Inc. All rights reserved. Micron, the Micron logo, and all other Micron trademarks are the property of Micron Technology, Inc. All other trademarks are the property of their respective owners.

Forward-Looking Statements

This press release contains forward-looking statements regarding our industry, our strategic position, our customers, including customer demand, our investments and the goals for such investments, our business opportunity, our products and technology, and our financial and operating performance, including our guidance for the first quarter. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially. Please refer to the documents we file with the Securities and Exchange Commission, including our most recent Form 10-K and Form 10-Q. These documents contain and identify important factors that could cause our actual results to differ materially from those contained in these forward-looking statements. These certain factors can be found at investors.micron.com/risk-factor. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. We are under no duty to update any of the forward-looking statements to conform these statements to actual results.

(1)GAAP represents U.S. Generally Accepted Accounting Principles.
(2)Non-GAAP represents GAAP excluding the impact of certain activities, which management excludes in analyzing our operating results and understanding trends in our earnings; adjusted free cash flow; investments in capital expenditures, net; and business outlook. Further information regarding Micron’s use of non-GAAP measures and reconciliations between GAAP and non-GAAP measures are included within this press release.

MICRON TECHNOLOGY, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions, except per share amounts)
(Unaudited)

	4th Qtr.	3rd Qtr.	4th Qtr.	Year Ended
	September 3, 2026	May 28, 2026	August 28, 2025	September 3, 2026	August 28, 2025

Revenue	$54,229	$41,456	$11,315	$133,188	$37,378
Cost of goods sold	7,182	6,400	6,261	25,684	22,505
Gross margin	47,047	35,056	5,054	107,504	14,873

Research and development	1,913	1,316	1,047	5,650	3,798
Selling, general, and administrative	859	407	314	1,947	1,205
Other operating (income) expense, net	524	15	39	567	100
Operating income	43,751	33,318	3,654	99,340	9,770

Interest income	575	215	146	1,084	496
Interest expense	—	—	(124)	(106)	(477)
Other non-operating income (expense), net	(88)	(321)	(45)	(647)	(135)
	44,238	33,212	3,631	99,671	9,654

Income tax (provision) benefit	(6,583)	(4,978)	(429)	(14,761)	(1,124)
Equity in net income (loss) of equity method investees	46	9	(1)	59	9
Net income	$37,701	$28,243	$3,201	$84,969	$8,539

Earnings per share
Basic	$33.36	$25.03	$2.86	$75.38	$7.65
Diluted	32.87	24.67	2.83	74.33	7.59

Number of shares used in per share calculations
Basic	1,130	1,128	1,120	1,127	1,116
Diluted	1,147	1,145	1,131	1,143	1,125

MICRON TECHNOLOGY, INC.
CONSOLIDATED BALANCE SHEETS
(In millions)
(Unaudited)

As of	September 3, 2026	May 28, 2026	August 28, 2025

Assets
Cash and equivalents	$38,364	$24,995	$9,642
Short-term investments	5,070	1,027	665
Receivables	36,197	31,025	9,265
Inventories	10,372	8,567	8,355
Other current assets	1,067	1,123	914
Total current assets	91,070	66,737	28,841
Long-term marketable investments	30,019	4,106	1,629
Property, plant, and equipment	63,310	56,426	46,590
Goodwill	1,150	1,150	1,150
Other noncurrent assets	10,339	5,693	4,588
Total assets	$195,888	$134,112	$82,798

Liabilities and equity
Accounts payable and accrued expenses	$22,605	$15,521	$9,649
Current debt	491	582	560
Other current liabilities	4,386	3,385	1,245
Total current liabilities	27,482	19,488	11,454
Long-term debt	4,688	5,140	14,017
Noncurrent unearned government incentives	786	1,020	1,018
Noncurrent customer contract liabilities	12,895	568	142
Other noncurrent liabilities	11,659	7,172	2,002
Total liabilities	57,510	33,388	28,633

Commitments and contingencies

Shareholders’ equity
Common stock	128	128	127
Additional capital	14,974	14,442	13,339
Retained earnings	131,851	94,682	48,583
Treasury stock	(8,502)	(8,502)	(7,852)
Accumulated other comprehensive income (loss)	(73)	(26)	(32)
Total equity	138,378	100,724	54,165
Total liabilities and equity	$195,888	$134,112	$82,798

MICRON TECHNOLOGY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

For the year ended	September 3, 2026	August 28, 2025

Cash flows from operating activities
Net income	$84,969	$8,539
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense and amortization of intangible assets	9,503	8,352
Stock-based compensation	1,333	972
Change in operating assets and liabilities:
Receivables	(25,206)	(1,776)
Inventories	(2,017)	520
Accounts payable and accrued expenses	8,707	862
Other current liabilities	3,141	(272)
Other noncurrent liabilities	9,633	381
Other	(388)	(53)
Net cash provided by operating activities	89,675	17,525

Cash flows from investing activities
Purchases of available-for-sale securities	(34,871)	(1,890)
Expenditures for property, plant, and equipment	(30,712)	(15,857)
Purchases of non-marketable equity securities	(1,046)	(34)
Proceeds from government incentives	3,316	2,005
Proceeds from maturities and sales of available-for-sale securities	1,988	1,698
Other	(316)	(9)
Net cash used for investing activities	(61,641)	(14,087)

Cash flows from financing activities
Proceeds from customer contract liability deposits	12,747	—
Proceeds from issuance of debt	—	4,430
Repayments of debt	(10,043)	(4,619)
Repurchases of common stock - withholdings on employee equity awards	(1,127)	(340)
Repurchases of common stock - repurchase program	(650)	—
Payments of dividends to shareholders	(610)	(522)
Other	313	201
Net cash provided by (used for) financing activities	630	(850)

Effect of changes in currency exchange rates on cash, cash equivalents, and restricted cash	81	6

Net increase in cash, cash equivalents, and restricted cash	28,745	2,594
Cash, cash equivalents, and restricted cash at beginning of period	9,646	7,052
Cash, cash equivalents, and restricted cash at end of period	$38,391	$9,646

MICRON TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(In millions, except per share amounts)

	4th Qtr.	3rd Qtr.	4th Qtr.	Year Ended
	September 3, 2026	May 28, 2026	August 28, 2025	September 3, 2026	August 28, 2025

GAAP gross margin	$47,047	$35,056	$5,054	$107,504	$14,873
Stock-based compensation	157	143	115	528	409
Other	—	—	—	—	4
Non-GAAP gross margin	$47,204	$35,199	$5,169	$108,032	$15,286

GAAP operating expenses	$3,296	$1,738	$1,400	$8,164	$5,103
Stock-based compensation	(207)	(198)	(147)	(754)	(566)
Patent license charges	(500)	—	—	(500)	(57)
Other	(21)	(22)	(39)	(69)	(40)
Non-GAAP operating expenses	$2,568	$1,518	$1,214	$6,841	$4,440

GAAP operating income	$43,751	$33,318	$3,654	$99,340	$9,770
Stock-based compensation	364	341	262	1,282	975
Patent license charges	500	—	—	500	57
Other	21	22	39	69	44
Non-GAAP operating income	$44,636	$33,681	$3,955	$101,191	$10,846

GAAP net income	$37,701	$28,243	$3,201	$84,969	$8,539
Stock-based compensation	364	341	262	1,282	975
Patent license charges	500	—	—	500	57
Loss on debt prepayments	9	325	9	511	59
Other	22	23	39	50	40
Estimated tax effects of above and other tax adjustments	(198)	(75)	(42)	(554)	(200)
Non-GAAP net income	$38,398	$28,857	$3,469	$86,758	$9,470

GAAP weighted-average common shares outstanding - Diluted	1,147	1,145	1,131	1,143	1,125
Adjustment for stock-based compensation	2	4	14	6	18
Non-GAAP weighted-average common shares outstanding - Diluted	1,149	1,149	1,145	1,149	1,143

GAAP diluted earnings per share	$32.87	$24.67	$2.83	$74.33	$7.59
Effects of the above adjustments	0.55	0.44	0.20	1.19	0.70
Non-GAAP diluted earnings per share	$33.42	$25.11	$3.03	$75.52	$8.29

RECONCILIATION OF GAAP TO NON-GAAP MEASURES, Continued

	4th Qtr.	3rd Qtr.	4th Qtr.	Year Ended
	September 3, 2026	May 28, 2026	August 28, 2025	September 3, 2026	August 28, 2025

GAAP net cash provided by operating activities	$43,973	$25,388	$5,730	$89,675	$17,525

Expenditures for property, plant, and equipment	(11,110)	(7,826)	(5,658)	(30,712)	(15,857)
Proceeds from sales of property, plant, and equipment	9	9	20	29	48
Proceeds from government incentives	327	733	711	3,316	2,005
Investments in capital expenditures, net	(10,774)	(7,084)	(4,927)	(27,367)	(13,804)
Adjusted free cash flow	$33,199	$18,304	$803	$62,308	$3,721

The tables above reconcile GAAP to non-GAAP measures of gross margin, operating expenses, operating income, net income, diluted shares, diluted earnings per share, and adjusted free cash flow. The non-GAAP adjustments above may or may not be infrequent or nonrecurring in nature, but are a result of periodic or non-core operating activities. We believe this non-GAAP information is helpful in understanding trends and in analyzing our operating results and earnings. We are providing this information to investors to assist in performing analysis of our operating results. When evaluating performance and making decisions on how to allocate our resources, management uses this non-GAAP information and believes investors should have access to similar data when making their investment decisions. We believe these non-GAAP financial measures increase transparency by providing investors with useful supplemental information about the financial performance of our business, enabling enhanced comparison of our operating results between periods and with peer companies. The presentation of these adjusted amounts varies from amounts presented in accordance with U.S. GAAP and therefore may not be comparable to amounts reported by other companies. Our management excludes the following items as applicable in analyzing our operating results and understanding trends in our earnings:

•Stock-based compensation;
•Gains and losses from settlements;
•Gains and losses from debt prepayments;
•Restructure and asset impairments; and
•The estimated tax effects of above, non-cash changes in net deferred income taxes, assessments of tax exposures, certain tax matters related to prior fiscal periods, and significant changes in tax law. The divergence between our GAAP and non-GAAP income tax (provision) benefit relates to the difference in our GAAP and non-GAAP estimated annual effective tax rates, which are computed separately.

Non-GAAP diluted shares are adjusted for the impact of additional shares resulting from the exclusion of stock-based compensation from non-GAAP income.

MICRON TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP OUTLOOK

FQ1-27	GAAP Outlook	Adjustments		Non-GAAP Outlook

Revenue	$61.5 billion ± $1.5 billion	—		$61.5 billion ± $1.5 billion
Gross margin	Approximately 85.95%	0.30%	A	Approximately 86.25%
Operating expenses	Approximately $2.31 billion	$253 million	B	Approximately $2.06 billion
Diluted earnings per share(1)	$37.84 ± $1.00	$0.31	A, B, C	$38.15 ± $1.00

Non-GAAP Adjustments (in millions)

A	Stock-based compensation – cost of goods sold	$174
B	Stock-based compensation – research and development	166
B	Stock-based compensation – selling, general, and administrative	87
C	Tax effects of the above items and other tax adjustments	(65)
		$362

(1)GAAP earnings per share and non-GAAP earnings per share based on approximately 1.15 billion diluted shares.

The tables above reconcile our GAAP to non-GAAP guidance based on the current outlook. The guidance does not incorporate the impact of any potential business combinations, divestitures, additional restructuring activities, balance sheet valuation adjustments, strategic investments, financing transactions, and other significant transactions. The timing and impact of such items are dependent on future events that may be uncertain or outside of our control.